Exhibit 10.33

CannaSys, Inc.
(a Nevada corporation)

Warrant for the Purchase of 250,000
Shares of Common Stock, Par Value $0.001

This Warrant Will Be Void
After 5:00 P.M. Mountain Time
On December 31, 2018
___________________________

These securities have not been registered with the U.S. Securities and Exchange Commission (the
"SEC") under the Securities Act of 1933, as amended (the "Securities Act"), and are being offered in reliance on exemptions from registration provided in Section 4(a)(2) of the
Securities Act and Rule 506 of Regulation D promulgated thereunder and preemption from the registration or qualification requirements (other than notice filing and fee provisions) of applicable state laws under the National Securities Markets Improvement Act of 1996.
____________________________

This Warrant certifies that, for value received, Daniel J. Rogers (the "Holder"), subject to the vesting requirements set forth in Section 1(a) below, is entitled, at any time or from time to time on or after December 24, 2015, and on or before 5:00 p.m. (Mountain Time) on December 31, 2018 (the "Expiration Date"), to subscribe for, purchase, and receive 250,000 shares (the "Shares") of fully paid and nonassessable common stock, par value $0.001 of CannaSys, Inc., a Nevada corporation (the "Company"). This Warrant is exercisable to purchase the Shares at a price per share of $0.05 (the "Exercise Price"), or on a "cashless basis" as provided herein, at the discretion of the Holder. The number of Shares to be received on exercise of this Warrant may be adjusted on the occurrence of certain events as described herein. If the rights represented hereby are not exercised by the Expiration Date, this Warrant shall automatically become void and of no further force or effect, and all rights represented hereby shall cease and expire.

Subject to the terms set forth herein, this Warrant may be exercised by the Holder in whole or in part by execution of the form of exercise attached hereto and payment of the Exercise Price in the manner described above, all subject to the terms hereof. This Warrant is not assignable.

1.            Vesting; Exercise.

(a)            Exercise of Warrant. The Holder shall have the rights of a shareholder only for Shares fully paid for by the Holder under this Warrant. On the exercise of all or any portion of this Warrant in the manner provided above, the Holder shall be deemed to have become a holder of record of the Shares as to which this Warrant is exercised for all purposes, and certificates for the securities so purchased shall be delivered to the Holder within a reasonable time, but in no event longer than 10 days after this Warrant shall have been exercised as set forth above. If this Warrant shall be exercised for only a part of the Shares covered hereby, the Holder shall be entitled to receive a similar Warrant of like tenor and date covering the number of Shares for which this Warrant shall not have been exercised.

(b)            Cashless Exercise. This Warrant may also be exercised at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the volume weighted average price on the trading day immediately preceding the date of the election;

(B) = the Exercise Price of this Warrant, as adjusted; and

(X) = the number of Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

Notwithstanding anything herein to the contrary, on the Expiration Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 1(b).

2.            Fully Paid Shares. The Company covenants and agrees that the Shares that may be issued on the exercise of this Warrant will, on issuance pursuant to the terms of this Warrant, be fully paid and nonassessable, free from all taxes, liens, and charges with respect to the issue thereof, and not issued in violation of the preemptive or similar right of any other person. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will have authorized and reserved a sufficient number of Shares of common stock to provide for the exercise of the rights represented by this Warrant.

3.            Adjustment of Exercise Price and Number of Shares.

(a)            The number of Shares purchasable on the exercise of this Warrant shall be adjusted appropriately from time to time as follows:

(i)            In the event the Company shall declare a dividend or make any other distribution on any capital stock of the Company payable in common stock, rights to purchase common stock, or securities convertible into common stock or shall subdivide its outstanding shares of common stock into a greater number of shares or combine its outstanding stock into a smaller number of shares, then in each such event, the number of Shares subject to this Warrant shall be adjusted so that the Holder shall be entitled to purchase the kind and number of Shares of common stock or other securities of the Company that it would have owned or have been entitled to receive after the happening of any of the events described above, had this Warrant been exercised immediately before the happening of such event or any record date with respect thereto; an adjustment made pursuant to this subparagraph 3(a) shall become effective immediately after the effective date of such event retroactive to the record date for the event.

(ii)            No adjustment in the number of Shares purchasable hereunder shall be required unless the adjustment would require an increase or decrease of at least 1% in the number of Shares purchasable on the exercise of this Warrant; provided, however, that any adjustments that by reason of this subparagraph 3(a) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(iii)            Whenever the number of Shares purchasable on the exercise of this Warrant is adjusted as herein provided, the Exercise Price payable on exercise shall be adjusted by multiplying the Exercise Price immediately before the adjustment by a fraction, the numerator of which shall be the number of Shares purchasable on the exercise of this Warrant immediately before the adjustment and the denominator of which shall be the number of Shares so purchasable immediately thereafter.

(iv)            Whenever the number of Shares purchasable on the exercise of this Warrant or the Exercise Price of the Shares are adjusted as herein provided, the Company shall cause to be promptly mailed by first-class mail, postage prepaid, to the Holder of this Warrant notice of such adjustment or adjustments and shall deliver a resolution of the Company's board of directors setting forth the number of Shares purchasable on the exercise of this Warrant and the Exercise Price of the Shares after such adjustment, setting forth a brief statement of the facts requiring the adjustment, together with the computation by which the adjustment was made. Such resolution, in the absence of manifest error, shall be conclusive evidence of the correctness of adjustment.

(v)            All adjustments shall be made by the Company's board of directors, which shall be binding on the Holder in the absence of demonstrable error.

(b)            No Adjustment in Certain Cases. No adjustments shall be made in connection with:

(i)            the issuance of any Shares on the exercise of this Warrant;

(ii)            the conversion of shares of preferred stock;

(iii)            the exercise or conversion of any rights, options, warrants, or convertible securities containing the right to purchase or acquire common stock;

(iv)            the issuance of additional securities on account of the antidilution provisions contained in or relating to this Warrant or any other option, warrant, or right to acquire common stock;

(v)            the purchase or other acquisition by the Company of any common stock, evidences of its indebtedness or assets, or rights, options, warrants, or convertible securities containing the right to subscribe for or purchase common stock; or

(vi)            the sale or issuance by the Company of any common stock, evidences of its indebtedness or assets, or rights, options, warrants, or convertible securities containing the right to subscribe for or purchase common stock or other securities pursuant to options, warrants, or other rights to acquire common stock or other securities.

4.            Notice of Certain Events. In the event of:

(a)            any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive: (i) any dividends or other distribution; (ii) any right to subscribe for, purchase, or otherwise acquire any shares of stock of any class or any other securities or property; or (iii) any other rights;

(b)            any capital reorganization of the Company; any reclassification or recapitalization of the capital stock of the Company; any transfer of all or substantially all of the assets of the Company to any other person; or any consolidation, share exchange, or merger involving the Company; or

(c)            any voluntary or involuntary dissolution, liquidation, or winding up of the Company,

the Company will mail to the Holder, at least 20 days before the earliest date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, or right; the amount and character of the dividend, distribution, or right; or the date on which any reorganization, reclassification, transfer, consolidation, share exchange, merger, dissolution, liquidation, or winding up of the Company will occur; and the terms and conditions of the transaction or event.

5.            Disposition of Warrants or Shares. The Holder, by acceptance hereof, agrees that, before any disposition is made of any Warrant or Shares of common stock, the Holder shall give written notice to the Company describing briefly the manner of any such proposed disposition. No disposition shall be made unless and until:

(a)            the Company has received written assurances from the proposed transferee confirming a factual basis for relying on exemptions from registration under applicable federal and state securities laws for such transfer or an opinion from counsel for the Company stating that no registration under the Securities Act or applicable state statutes is required for such disposition; or

(b)            a registration statement under the Securities Act has been filed by the Company and declared effective by the SEC covering the proposed disposition, and the disposition has been registered or qualified or is exempt therefrom under the state having jurisdiction over such disposition.

6.            Restricted Securities. The Holder acknowledges that this Warrant is, and that the Shares issuable on exercise hereof will be, "restricted securities" as that term is defined in Rule 144 promulgated under the Securities Act. Accordingly, this Warrant must be taken for investment and held indefinitely and may not be exercised or converted unless subsequently registered under the Securities Act and comparable state securities laws or unless an exemption from such registration is available. Likewise, any Shares issued on exercise of this Warrant must be taken for investment and held indefinitely and may not be resold unless such resale is registered under the Securities Act and/or comparable state securities laws or unless an exemption from such registration is available. A legend to the foregoing effect shall be placed conspicuously on the face of all certificates for Shares issuable on exercise of this Warrant.

7.            Reports under the Exchange Act. With a view to making available to the Holder the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Holder to sell the Shares issuable on exercise of this Warrant, the Company shall, until such Shares may be resold pursuant to the provisions of Rule 144(b)(i) or any similar provision:

(a)            make and keep public information available, as those terms are understood and defined in SEC Rule 144;

(b)            file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c)            furnish to the Holder, forthwith upon request: (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act, and the Exchange Act; (ii) a copy of the most recent annual or quarterly report of the Company and other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing the Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

8.            Governing Law. This Warrant shall be construed under and be governed by the laws of the state of Nevada.

9.            Notices. All notices, demands, requests, or other communications required or authorized hereunder shall be in writing and shall be deemed to have been given as of the date delivered, if personally delivered; as of the date sent, if sent by electronic mail and receipt is acknowledged by the recipient; and one day after the date sent, if delivered by overnight courier service:

If to the Holder, to:                     Daniel J. Rogers
1720 Bellaire Street, Suite 325
Denver, Colorado 80222
Email: dan@cannasys.com

If to the Company, to:              CannaSys, Inc.
Attn:  Michael A. Tew
1720 Bellaire Street, Suite 325
Denver, Colorado 80222
Email: Michael.Tew@cannasys.com

Each Party, by notice given in accordance herewith, may specify a different address for the giving of any notice hereunder.

10.            Loss, Theft, Destruction, or Mutilation. Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction, or mutilation of this Warrant, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

DATED this 24th day of December, 2015.

ATTEST:	CANNASYS, INC.

By: /s/ Brandon C. Jennewine	By: /s/ Michael A. Tew
Brandon C. Jennewine, CTO	Michael A. Tew, CEO

Form of Purchase
(to be signed only upon exercise of Warrant)

TO:            CANNASYS, INC.

The undersigned, the Holder of the attached Warrant, hereby irrevocable elects to exercise the purchase rights represented by the Warrant for, and to purchase thereunder, ________ shares of common stock of CannaSys, Inc., and herewith makes payment of $______ therefor. Please issue the shares of common stock as to which this Warrant is exercised in accordance with the instructions set forth below and, if the Warrant is being exercised for less than all of the Shares to which it pertains, prepare and deliver a new Warrant of like tenor for the balance of the Shares purchasable under the attached Warrant.

DATED this ____ day of ____________, 20___.

Signature:

Signature Guaranteed:

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:
Please Type or Print)

Address:

*   *   *   *   *   *

NOTICE:  The signature to the form of purchase must correspond with the name as written upon the face of the attached Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.